Exhibit 99.1

Raptor Pharmaceuticals Corp. and

TorreyPines Therapeutics, Inc. Announce

Merger Agreement

Nasdaq-Listed Biopharmaceutical Company Focusing on Improved Drug

Targeting and Reformulation of Existing Therapeutic Compounds to

Benefit Underserved Patient Populations

Novato, California and La Jolla, California, July 28, 2009 – Raptor Pharmaceuticals Corp. (“Raptor” or the “Company”) (OTC Bulletin Board: RPTP) and TorreyPines Therapeutics, Inc. (“TorreyPines”) (NASDAQ: TPTX), today announced that they have entered into a definitive merger agreement. Upon closing, the merger will result in a Nasdaq-listed biopharmaceutical company with a pipeline of mid- to late-stage clinical development candidates and preclinical drug targeting platforms designed to improve drug delivery of existing therapeutics for orphan indications and underserved patient populations. It is anticipated that the merged company will be named Raptor Pharmaceuticals Corp. and be headquartered in Novato, California.

Under terms of the agreement, which were unanimously approved by the boards of directors of Raptor and TorreyPines, upon closing, Raptor will be merged with and into a wholly-owned subsidiary of TorreyPines. TorreyPines will issue, and Raptor stockholders will receive shares of TorreyPines common stock such that Raptor stockholders will own approximately 95% and TorreyPines stockholders will own approximately 5% of the combined company. In addition, at closing, TorreyPines will implement a reverse stock split to ensure compliance with Nasdaq listing requirements; the exact size will be determined at closing. Closing of the merger is subject to customary conditions and contingent upon a vote of approval by both TorreyPines’ and Raptor’s stockholders at their respective annual meetings of stockholders, expected to take place in the fourth quarter of 2009.

In connection with the merger described herein, TorreyPines expects to file a registration statement on Form S-4, which shall include a joint proxy statement/prospectus, with the U.S. Securities Exchange Commission (“SEC”) and any other necessary regulatory filings. Depending on the review process of the regulatory agencies, the companies currently expect the merger to close in the fourth quarter of 2009. Upon closing the transaction, the combined company’s shares are expected to trade on the Nasdaq Capital Market. TorreyPines is advised by Merriman Curhan Ford and Raptor is advised by Beal Advisors.

The combined company will be dedicated to addressing unmet medical needs and underserved patient populations, by developing new or improving existing treatments, through enhanced drug targeting or reformulation of existing therapeutic compounds.

Management and Organization

Following the closing, the combined company will have offices in Novato, California. Executive management will be as follows:

•	Christopher M. Starr, Ph.D., Chief Executive Officer
•	Ted Daley, President
•	Patrice Rioux, M.D., Ph.D., Chief Medical Officer
•	Todd C. Zankel, Ph.D., Chief Scientific Officer
•	Kim R. Tsuchimoto, C.P.A., Chief Financial Officer

Investors and security holders of Raptor and TorreyPines are urged to read the joint proxy statement/prospectus to be included in a registration statement filed on Form S-4 (including any amendments or supplements thereto) regarding the merger when it becomes available because it will contain important information about Raptor and TorreyPines. Raptor’s and TorreyPines’ stockholders will be able to obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about Raptor and TorreyPines, without charge, at the SEC’s Internet website (www.sec.gov). Copies of the joint proxy statement/prospectus and Raptor’s and TorreyPines’ filings with the SEC can also be obtained, without charge, by directing a request to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Christopher M. Starr, Ph.D., CEO, Fax No. 415-382-1458 or at the email address: cstarr@raptorpharma.com, with respect to Raptor, and by directing a request to TorreyPines Therapeutics, Inc., 11085 North Torrey Pines Road., Suite 300, La Jolla, CA 92037, Attention: Investor Relations or at the email address: cjohnson@tptxinc.com, with respect to TorreyPines.

In addition to the registration statement and related joint proxy statement/prospectus, each of Raptor and TorreyPines file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Raptor and/or TorreyPines at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Raptor’s and TorreyPines’ filings, respectively, with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at www.sec.gov, and from investor relations at Raptor and TorreyPines, respectively, at the addresses above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Raptor and TorreyPines and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Raptor and TorreyPines, respectively, in connection with the merger. Information regarding the special interests of these directors and executive officers in the merger will be included in the joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Raptor and TorreyPines, respectively, is also included, with respect to Raptor, in Raptor’s Annual Report, as amended on Form 10-K/A for the year ended August 31, 2008 and Raptor’s proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC on December 23, 2008 and

December 31, 2007, respectively, and with respect to TorreyPines, in TorreyPines’ Annual Report on Form 10-K for the year ended December 31, 2008 and TorreyPines’ proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC March 27, 2009 and April 24, 2008 respectively. These documents are available free of charge at the SEC’s web site at www.sec.gov and from investor relations at Raptor and TorreyPines, respectively, at the addresses above.

About Raptor Pharmaceuticals Corp.

Raptor Pharmaceuticals Corp. (“Raptor”) is dedicated to speeding the delivery of new treatment options to patients by working to improve existing therapeutics through the application of highly specialized drug targeting platforms and formulation expertise. Raptor focuses on underserved patient populations where it can have the greatest potential impact. Raptor currently has product candidates in clinical development to treat nephropathic cystinosis, non-alcoholic steatohepatitis, Huntington’s Disease, and aldehyde dehydrogenase deficiency.

Raptor’s preclinical programs are based upon bioengineered novel drug candidates and drug-targeting platforms derived from the human receptor-associated protein and related proteins that are designed to target cancer, neurodegenerative disorders and infectious diseases. For additional information, please visit www.raptorpharma.com.

About TorreyPines

TorreyPines Therapeutics, Inc. is a biopharmaceutical company which has been committed to providing patients with better alternatives to existing therapies through the research, development and commercialization of small molecule compounds. The company’s goal has been to develop versatile product candidates each capable of treating a number of acute and chronic diseases and disorders such as migraine and chronic pain. The company currently has two ionotropic glutamate receptor antagonist clinical stage product candidates. Further information is available at www.tptxinc.com.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to the following statements: that the merger will close in the fourth quarter of 2009, if at all; that the combined company will list on Nasdaq Capital Markets or any national exchange; that TorreyPines will file an S-4 related to the merger; that stockholders of either TorreyPines or Raptor will approve the transaction by approving the respective items related to the merger as to be set forth in the S-4. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause Raptor’s actual results to be materially different from these forward-looking statements. Raptor cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors are described in greater detail in Raptor’s filings from time to time with the Securities and Exchange Commission (the “SEC”), which Raptor strongly urges you to read and consider, including its Registration Statement on Form S-1, as amended, that was declared effective on August 7, 2008; its annual report on Form 10-K filed with the SEC on October 30, 2008, as amended by that Form 10-K/A filed with the SEC on December 23, 2008; and its Form 10-Q filed with the SEC on July 15, 2009, all of which are available free of charge on the SEC’s web site at http://www.sec.gov. Subsequent written and oral forward-looking statements attributable to Raptor or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in Raptor’s reports filed with the SEC. Raptor expressly disclaims any intent or obligation to update any forward-looking statements.

This press release contains forward-looking statements or predictions. Such forward-looking statements include, but are not limited to, the following statements: that the merger will close in the fourth quarter of 2009, if at all; that the combined company will list on the Nasdaq Capital Markets or any national exchange; that TorreyPines will file an S-4 related to the merger; that stockholders of either TorreyPines or Raptor will approve the transaction by approving the respective items related to the merger as to be set forth in the S-4. Such statements are subject to numerous known and unknown risks, uncertainties and other factors, which may cause

TorreyPines’ actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These and other risks which may cause results to differ are described in greater detail in the “Risk Factors” section of TorreyPines’ annual report on Form 10-K for the year ended December 31, 2008 and TorreyPines’ other SEC reports. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and TorreyPines undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

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For more information, please contact:

Raptor contact:

The Ruth Group

Sara Ephraim Pellegrino (investors) / Janine McCargo (media)

(646) 536-7002 / (646) 536-7033

spellegrino@theruthgroup.com / jmccargo@theruthgroup.com

TorreyPines contact:

Paul Schneider

TorreyPines Therapeutics, Inc.

858-623-5665 X125

pschneider@TPTXinc.com